Exhibit 99

			 JOINT FILER INFORMATION


Joint
Filer Name:		  Rho Management Ventures IV, L.L.C.

Relationship to
Issuer:	 10% Owner

Address:				 Carnegie Hall Tower, 152 West 57th
Street,
						23rd Floor

Designated Filer:		  Rho Ventures IV, L.P.


Date of Event Requiring
  Statement:			 April 12, 2006

Issuer
Name and Ticker
or Trading Symbol:		Vanda Pharmaceuticals, Inc. (VNDA)


Signature			    Rho Management Ventures IV, L.L.C.

					   By:
/s/ Jeffrey Martin
					   --------------------------------------------

						  Jeffrey Martin, Authorized Signatory


Joint Filer Name:
Rho Management Trust I

Relationship to Issuer:	10% Owner


Address:				Carnegie Hall Tower, 152 West 57th Street,
					    23rd
Floor

Designated Filer:		 Rho Ventures IV, L.P.

Date of Event
Requiring
  Statement:			 April 12, 2006

Issuer Name and Ticker

or Trading Symbol:	   Vanda Pharmaceuticals, Inc. (VNDA)

Signature
Rho Management Trust I

					   By:  Rho Capital Partners, Inc.
Trustee

					   By: /s/ Jeffrey Martin

--------------------------------------------
						  Jeffrey Martin,
Authorized Signatory



Joint Filer Name:		 Rho Ventures IV (QP),
L.P.

Relationship to Issuer:	10% Owner

Address:				Carnegie Hall
Tower, 152 West 57th Street,
						23rd Floor

Designated Filer:
Rho Ventures IV, L.P.

Date of Event Requiring
  Statement:			 April
12, 2006

Issuer Name and Ticker
  or Trading Symbol:	   Vanda
Pharmaceuticals, Inc. (VNDA)

Signature			    Rho Ventures IV (QP),
L.P.

					   By:  Rho Management Ventures IV, L.L.C.
						Its
General Partner

					   By: /s/ Jeffrey Martin

--------------------------------------------
						  Jeffrey Martin,
Authorized Signatory


Joint Filer Name:		 Rho Ventures IV GmbH & Co.
Beteiligungs KG

Relationship to Issuer:	10% Owner


Address:				Carnegie Hall Tower, 152 West 57th Street,
						23rd
Floor

Designated Filer:		 Rho Ventures IV, L.P.

Date of Event
Requiring
  Statement:			 April 12, 2006

Issuer Name and Ticker

or Trading Symbol:	   Vanda Pharmaceuticals, Inc. (VNDA)

Signature
Rho Ventures IV GmbH & Co. Beteiligungs KG

					   By:  Rho Capital
Partners Verwaltungs GmbH

					   By: /s/ Jeffrey Martin

--------------------------------------------
						  Jeffrey Martin,
Authorized Signatory


Joint Filer

Name:				   Rho Capital
Partners Verwaltungs GmbH

Relationship to Issuer:	10% Owner


Address:				Carnegie Hall Tower, 152 West 57th Street,
						23rd Floor


Designated Filer:		 Rho Ventures IV, L.P.

Date of Event Requiring

  Statement:			 April 12, 2006

Issuer Name and Ticker
  or Trading
Symbol:	   Vanda Pharmaceuticals, Inc. (VNDA)

Signature			    Rho
Capital Partners Verwaltungs GmbH

					   By: /s/ Jeffrey Martin

					   --------------------------------------------
						  Jeffrey
Martin, Authorized Signatory


Joint Filer Name:		 Rho Capital
Partners, Inc.


Relationship to Issuer:	10% Owner



Address:				Carnegie Hall Tower, 152 West 57th Street,
						23rd
Floor

Designated Filer:		 Rho Ventures IV, L.P.

Date of Event
Requiring
  Statement:			 April 12, 2006

Issuer Name and Ticker

or Trading Symbol:	   Vanda Pharmaceuticals, Inc. (VNDA)



Signature			    Rho Capital Partners, Inc.

					   By:  Rho Capital
Partners, Inc. Trustee

					   By: /s/ Jeffrey Martin

--------------------------------------------
					   Jeffrey Martin,
Authorized Signatory



Joint Filer Name:		 Mark Leschly


Relationship to Issuer:	10% Owner

Address:				Carnegie Hall Tower,
152 West 57th Street,
						23rd Floor

Designated Filer:		 Rho
Ventures IV, L.P.

Date of Event Requiring
  Statement:			 April 12,
2006

Issuer Name and Ticker
  or Trading Symbol:	   Vanda
Pharmaceuticals, Inc. (VNDA)

Signature			    Mark Leschly


By:  /s/ Jeffrey Martin

--------------------------------------------
						   Jeffrey Martin,
Authorized Signatory



Joint Filer Name:		 Habib Kairouz


Relationship to Issuer:	10% Owner

Address:				Carnegie Hall Tower,
152 West 57th Street,
						23rd Floor

Designated Filer:		 Rho
Ventures IV, L.P.

Date of Event Requiring
  Statement:			 April 12,
2006

Issuer Name and Ticker
  or Trading Symbol:	   Vanda
Pharmaceuticals, Inc. (VNDA)

Signature			    Habib Kairouz


					   By: /s/ Jeffrey Martin

--------------------------------------------
						  Jeffrey Martin,
Authorized Signatory


Joint Filer Name:		 Joshua Ruch


Relationship to Issuer:	10% Owner

Address:				Carnegie Hall Tower,
152 West 57th Street,
						23rd Floor

Designated Filer:		 Rho
Ventures IV, L.P.

Date of Event Requiring
  Statement:			 April 12,
2006

Issuer Name and Ticker
  or Trading Symbol:	   Vanda
Pharmaceuticals, Inc. (VNDA)

Signature			    Joshua Ruch


By: /s/ Jeffrey Martin

--------------------------------------------
						  Jeffrey Martin,
Authorized Signatory